UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2020

XG SCIENCES, INC.

(Exact name of registrant as specified in its charter)

MICHIGAN

(State or other jurisdiction of incorporation)

333-209131	20-4998896
(Commission File Number)	(IRS Employer Identification No.)

3101 Grand Oak Drive, Lansing, Michigan	48911-4224
(Address of principal executive offices)	(Zip Code)

517-703-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☑

1

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2020, XG Sciences, Inc., a Michigan corporation (the “Company”) entered into a Paycheck Protection Program Term Note in the principal amount of $825,200 (the “PPP Loan”) in favor of PNC Bank, National Association (the “Lender”) pursuant to the Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act, administered by the U.S. Small Business Administration (“SBA”). The PPP Loan matures on April 18, 2022 and bears interest at a rate of 1.0% per annum. Commencing November 15, 2020 (the “First Payment Date”), the Company is required to pay the Lender all accrued interest that has not been forgiven. Additionally, beginning on the First Payment Date and each month thereafter, the Company shall make equal monthly payments of principal and accrued interest as necessary to fully amortize the principal amount outstanding by the maturity date. The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The PPP Loan is unsecured, and all or a portion of the PPP Loan may be forgiven upon application to the Lender for certain expenditure amounts made, including payroll costs, during the 8-week period beginning on the date of first disbursement, in accordance with the requirements under the PPP. The foregoing description of the PPP Loan is qualified in its entirety by reference to the Paycheck Protection Program Term Note filed as an exhibit hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 8.01	Other Events.

On April 23, 2020, the Company, announced that in light of the circumstances surrounding the novel Coronavirus (“COVID-19”) pandemic and the resulting effects on the Company’s business, customers, vendors, employees, consultants, service providers, stockholders, investors and other stakeholders, as well as the efforts by the Company to finalize its disclosures in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “10-K”), the Company expects that it will be unable to meet the original deadline to file the its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “10-Q”). In accordance with the Order of the U.S. Securities and Exchange Commission (the “Commission”) of March 25, 2020 (Release No. 34-88465) (the “Order”), which allows for the delay of certain filings required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) due on or before July 1, 2020 for up to 45 days from the original due date of such filings, the Company expects to file the 10-Q on or before June 29, 2020. The Company currently expects that it will file the 10-K on or about April 27, 2020.

The Company sells products to customers both domestically and worldwide, including to well-known automotive and OEM suppliers around the world, and world-scale lithium ion battery manufacturers in the US, South Korea and China, all of which we expect to continue to be affected by the COVID-19 pandemic. The Company has restructured its organization by reducing headcount by 45%, by furloughing substantially all manufacturing employees and by implementing temporary salary reductions ranging from 15-20%, which has resulted in a 58% reduction in annual payroll and related costs, and has sought additional financing, including the PPP Loan, to support continuing operations. This reduction in staffing has had an impact on the Company’s business and its ability to timely file reports under the Exchange Act. Furthermore, the Company has taken additional action to seek further financing and to restructure its obligations under its existing credit facility, as will be more fully described in the 10-K.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factors:

A pandemic, epidemic or outbreak of an infectious disease in the markets in which we operate or that otherwise impacts our facilities or suppliers could adversely impact our business.

We expect that a pandemic, epidemic, or outbreak of an infectious disease including the recent outbreak of respiratory illness caused by the novel COVID-19 virus first identified in Wuhan, Hubei Province, China (“COVID-19) will continue to affect our markets, facilities customers and employees, and our business could continue to be adversely affected in the future. Consequences of the coronavirus outbreak are resulting in disruptions in or restrictions on our ability to travel and the ability of manufacturers, including many of our customers, to maintain normal operations. If such an infectious disease broke out at our facilities, or if, due to governmental or other restrictions, our facilities are unable to operate for an extended period of time, our operations may be affected significantly, our productivity may be affected, our ability to complete projects in accordance with our contractual obligations may be affected, and our ability to manufacture and sell our graphene nanoplatelets may be hindered. If the suppliers that we rely on for raw materials and other supplies to conduct operations are affected by COVID-19, we may not be able to fill orders that are received or our cost of sales may increase, and our financial position may suffer. If our customers we supply graphene nanoplatelets to are affected by COVID-19, orders for our products may be delayed or cancelled, and our financial position may suffer. Further, infectious outbreak may continue to cause disruption to the U.S. economy, or the economies of the markets in which we operate such as China and South Korea, and cause shortages of materials, labor and transportation which could affect our customers’ ability to produce finished products utilizing our graphene nanoplatelets, affect production capacity and business confidence, or cause economic changes that we cannot anticipate. Overall, the potential impact of a pandemic, epidemic or outbreak of an infectious disease with respect to our markets or our facilities is difficult to predict and could continue to adversely impact our business for an indefinite period of time. In response to the COVID-19 situation, federal, state and local governments (or other governments or bodies in markets in which we operate) have placed restrictions on travel and conducting or operating business activities. At this time, those restrictions are very fluid and evolving, and when such restrictions will be lifted is unknown. We have been and will continue to be impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us, our customers, our employees and our supply and distribution chains, others that we work with or the overall economic environment. As such, the future impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but we expect the impact to be material. In addition, due to the speed with which the COVID-19 situation is developing and evolving, there is uncertainty around its ultimate impact on public health, business operations and the overall economy; therefore, the negative impact on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but we expect the impact to be material.

2

Downturns in general economic conditions could adversely affect our profitability.

Downturns in general economic conditions such as the economic conditions that have coincided with COVID 19 can cause fluctuations in demand for our products, product prices, volumes and gross margins. Future economic conditions may not be favorable to our industry. A decline in the demand for our products or a shift to lower-margin products due to deteriorating economic conditions could adversely affect sales of our products and our profitability and could also result in impairments of certain of our assets.

Furthermore, any uncertainty in economic conditions may result in a slowdown to the global economy that could affect our business by reducing the prices that our customers may be able or willing to pay for our products or by reducing the demand for our products. Due to our customer concentration risk, the loss of one or more of our large customers could significantly affect our business, operating results and financial condition.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, customers, vendors, employees, consultants, service providers, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K for the year ended December 31, 2018 and any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Paycheck Protection Program Term Note in favor of PNC Bank, National Association

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XG SCIENCES, INC.

Dated:	April 23, 2020	By:	/s/ Jacqueline M. Lemke
Chief Financial Officer

4